SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               / X /

         Pre-Effective Amendment No.
                                      ---------

         Post-Effective Amendment No.     2
                                      ---------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /  X /


         Amendment No.                   3
                                     ---------


                        (Check appropriate box or boxes.)

                                  The GKM Funds
               (Exact Name of Registrant as Specified in Charter)

                     11150 Santa Monica Boulevard, Suite 850
                          Los Angeles, California 90025
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (310) 268-2605

                                 Timothy J. Wahl
                                GKM Advisers, LLC
                     11150 Santa Monica Boulevard, Suite 850
                          Los Angeles, California 90025
                     (Name and Address of Agent for Service)

                                  With copy to:
                              Donald S. Mendelsohn
                                Thompson Hine LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective:
/ /  immediately upon filing pursuant to paragraph (b)
/X/  on December 1, 2003 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================
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                                [LOGO] GKM FUNDS


                                 GKM GROWTH FUND


              For Investors Seeking Long Term Capital Appreciation



                                   PROSPECTUS

                                DECEMBER 1, 2003


                        For information or assistance in
                        opening an account, please call:

                                 (888) GKM-9518
                                 (888) 456-9518


This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


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================================================================================

TABLE OF CONTENTS
================================================================================

RISK RETURN SUMMARY ........................................................   3

FEES AND EXPENSES OF THE FUND ..............................................   6

GENERAL ....................................................................   7

HOW TO BUY SHARES ..........................................................   7

HOW TO REDEEM SHARES .......................................................   9

DETERMINATION OF NET ASSET VALUE ...........................................  11

DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................  12

MANAGEMENT OF THE FUND .....................................................  13

FINANCIAL HIGHLIGHTS .......................................................  14

PRIVACY POLICY .............................................................  15

FOR MORE INFORMATION ...............................................  BACK COVER

RISK RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

The  investment   objective  of  the  GKM  Growth  Fund  is  long  term  capital appreciation.

PRINCIPAL STRATEGIES

The central premise of the Fund's investment style is "growth at a reasonable price" or "GARP." The Fund usually invests in a diversified portfolio of common stocks from small, medium and large capitalization companies. These are chosen through in-depth fundamental analysis of a company's financial reports and other public records. The adviser looks for stocks having all or some of the following characteristics:

     o    Strong earnings growth

     o    Reasonable valuations

     o    Quality management

     o    Financial strength and stability

Under normal circumstances, the Fund will invest primarily in common stocks. While it is anticipated that the Fund will invest across a range of industries, certain sectors are likely to be overweighted compared to others because the adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. At times, a portion of the Fund may be invested in companies with short operating histories, referred to as "new issuers."

The Fund may sell a security when the adviser's research indicates that there has been deterioration in the company's fundamentals or growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The adviser's strategy may fail to produce the intended results. Additionally, the Fund has no operating history and the Fund's adviser has no prior experience managing the assets of a mutual fund.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

o VOLATILITY RISK. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o STYLE RISK. The Fund invests in "growth stocks." The earnings growth rate of the companies in the Fund's portfolio may not meet the adviser's expectations, and the stock price may not increase as the adviser anticipates.

o    SMALLER   COMPANY   RISK.  To  the  extent  the  Fund  invests  in  smaller
     capitalization companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of smaller companies are more volatile than larger companies.

     o Smaller companies may experience higher failure rates than do larger companies.

     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o NEW ISSUER RISK. Investments in relatively new issuers may be more speculative because such companies are relatively unseasoned.

     o New issuers may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable.

     o    New issuers are often  involved in the  development  or marketing of a
          new  product  with  no  established   market,   which  could  lead  to
          significant losses.

     o New issuers are often smaller companies and, therefore, the "smaller company risk" described above often applies to new issuers.

OTHER RISKS.

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o The Fund may not be appropriate for use as a complete investment program.

     o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

HOW THE FUND HAS PERFORMED


The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                  [BAR CHART]

                                    -13.40%
                                      2002

The Fund's year-to-date return through September 30, 2003 is 15.24%.

During the period shown in the bar chart, the highest return for a quarter was 9.34% during the quarter ended December 31, 2002 and the lowest return for a quarter was -12.68% during the quarter ended September 30, 2002.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be more or less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                          ONE    SINCE INCEPTION
                                                          YEAR   (DEC. 28, 2001)
                                                        -------  ---------------
GKM GROWTH FUND
     Return Before Taxes .............................  -13.40%       -13.30%
     Return After Taxes on Distributions .............  -13.40%       -13.30%
     Return After Taxes on Distributions
       and Sale of Fund Shares .......................   -8.23%       -10.64%

STANDARD & POOR'S 500 INDEX* (reflects no
     deduction for fees, expenses, or taxes) .........  -22.10%       -21.94%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES OF THE FUND
================================================================================


These tables describe the fees and expenses that you will pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases       NONE
Maximum Contingent Deferred Sales Charge (Load)        NONE
Redemption Fee                                         NONE*

* A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee1                                        1.40%
Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.03%
                                                       -----
Total Annual Fund Operating Expenses                   1.43%
                                                       =====

1 The adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).


EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR         3 YEARS        5 YEARS        10 YEARS
               ------         -------        -------        --------
                $146            $452           $782          $1,713

GENERAL
================================================================================

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW TO BUY SHARES
================================================================================

INITIAL PURCHASE

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $100. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Fund's adviser.

BY MAIL -- To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this prospectus)

o    a check made payable to the Fund

Mail the application and check to:

                U.S. Mail:                           Overnight:
             GKM Growth Fund                       GKM Growth Fund
     c/o Ultimus Fund Solutions, LLC       c/o Ultimus Fund Solutions, LLC
             P. O. Box 46707               135 Merchant Street, Suite 230
       Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

BY WIRE -- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Ultimus Fund Solutions, LLC, the Fund's transfer agent, at (888) 456-9518 to set up your account and obtain an account number. You must fax (or mail) the completed and signed application to the transfer agent before the money is wired. Then, provide your bank with the following information for purposes of wiring your investment:

     US Bank N.A.
     ABA #042000013
     Attn: GKM Growth Fund
     Account # 19945-7953
     Account Name _________________     (write in shareholder name)
     For the Account # ______________   (write in account number)

You must mail a signed application, on the same day the wire payment is made, to Ultimus Fund Solutions, LLC, the Fund's transfer agent, at the above address. Wire purchases are effected upon receipt of the purchase order in proper form. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the Fund receives the wired money. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

You may purchase additional shares of the Fund in minimum amounts of $100 by mail or wire. Each additional mail purchase request must contain:

o    your name

o    the name of your account(s)

o    your account number(s)

o    the name of the Fund

o    a check made payable to the Fund

Send your purchase request to the address listed above. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at 888-456-9518 to alert the Fund that your wire is to be sent.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund's adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which the Fund's adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's net asset value.

TAX SHELTERED RETIREMENT PLANS

Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA. Call the transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

HOW TO REDEEM SHARES
================================================================================

You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

BY MAIL -- You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

     The GKM Funds
     c/o Ultimus Fund Solutions, LLC
     P. O. Box 46707
     Cincinnati, Ohio 45246-0707

Your request for a redemption must include:


     o    the Fund name and account number

     o    account name(s) and address

     o    the dollar amount or number of shares you wish to redeem

     o the signature of the registered share owner in the exact name and any special capacity in which they are registered

Requests to sell shares are processed at the net asset value next calculated after the transfer agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the transfer agent.


The Fund requires that signatures be guaranteed if the redemption is more than $25,000, or if you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. Signature guarantees are for the protection of shareholders. You can obtain one from most banks and securities dealers, but not from a notary public. Please call the transfer agent at (888) 456-9518 if you have questions. At the discretion of the Fund or the Fund's transfer agent, you may be required to furnish additional legal documents to ensure proper authorization.


BY TELEPHONE -- You may redeem any part of your account in the Fund by calling the transfer agent at (888) 456-9518. You must first complete the Telephone Privileges section of the investment application to institute this option. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire or ACH to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires. Telephone privileges and account designations may be changed by sending the transfer agent a written request with all signatures guaranteed as described above. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

ADDITIONAL INFORMATION -- If you are not certain of the requirements for a redemption please call the transfer agent at (888) 456-9518. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE
================================================================================

The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days that the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the fund.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of capital gains.

TAXES

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND
================================================================================


GKM Advisers, LLC, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, CA 90025 , serves as investment adviser to the Fund. Founded in January of 2000, the adviser's clients consist primarily of high net worth individuals. As of September 30, 2003, the adviser had approximately $486 million under management. As co-portfolio managers, Timothy J. Wahl and Jed M. Cohen have been primarily responsible for the day-to-day management of the Fund since its inception.


Mr. Wahl assisted in the formation of the adviser in January of 2000. Prior to joining the firm, he spent three years (from July 1997 to January 2000) operating Wahl Financial, his own money management firm. Mr. Wahl has five years experience as an over the counter market maker in Southern California, first with Gruntal Securities, then with Cruttenden Roth. He received his CPA credentials while working at Deloitte & Touche, Los Angeles where he spent three years auditing businesses and mutual funds. Mr. Wahl earned a B.S. in Accounting at California State University at Dominguez Hills. Mr. Wahl spent two years pitching for the Milwaukee Brewers organization.


Mr. Cohen has been an Investment Committee member of the adviser since January 2000. His career has been devoted to stock research and long term economic forecasting. Prior experience includes 21/2 years (from January 2000 to July
2003) as Senior Managing Director at Gerard Klauer Mattison & Co., ten years (from May 1989 to December 1999) as Senior Managing Director at Gruntal & Co., fourteen years as a Limited Partner at Bear, Stearns & Co., and nine years as a General Partner at Kleiner, Bell & Co. In the mid-1960's, Mr. Cohen was associated with members of the President's Council of Economic Advisors where he spent several years exchanging ideas on economic outlook, taxation, the Federal Reserve System, and other matters of national fiscal and monetary policy.

For the fiscal year ended July 31, 2003, the Fund paid the adviser a fee equal to the annual rate of 1.40% of the Fund's average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage; taxes; borrowing costs such as interest and dividend expense on securities sold short; fees and expenses of non-interested person trustees; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

FINANCIAL HIGHLIGHTS
================================================================================

The Financial Highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available without charge upon request.


Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                      Year         Period
                                                     Ended          Ended
                                                    July 31,       July 31,
                                                      2003          2002(a)
                                                   -----------    -----------

Net asset value at beginning of period ........    $      8.56    $     10.00
                                                   -----------    -----------

Income (loss) from investment operations:
     Net investment loss ......................          (0.04)         (0.01)
     Net realized and unrealized gains
       (losses) on investments ................           1.26          (1.43)
                                                   -----------    -----------
Total from investment operations ..............           1.22          (1.44)
                                                   -----------    -----------

Net asset value at end of period ..............    $      9.78    $      8.56
                                                   ===========    ===========

Total return ..................................         14.25%       (14.40)%(b)
                                                   ===========    ===========

Net assets at end of period ...................    $13,954,694    $ 7,240,624
                                                   ===========    ===========

Ratio of expenses to average net assets .......          1.43%          1.46%(c)

Ratio of net investment loss
  to average net assets .......................        (0.49)%        (0.72)%(c)

Portfolio turnover rate .......................             5%             1%(c)

(a) Represents the period from the commencement of operations (December 28, 2001) through July 31, 2002.

(b)  Not annualized.

(c)  Annualized.

================================================================================

                                 PRIVACY POLICY
     ======================================================================

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

WHAT TYPE OF INFORMATION DOES THE FUND COLLECT? The Fund collects nonpublic personal information ("Information") directly from you when you become a shareholder. For example, the Fund will retain any Information that you provide during the account opening process or after you become a shareholder and any correspondence or communications that you have with the Fund or the third parties that perform services on its behalf. The Fund also will have access to Information about your shareholder account, such as account balances and transaction activity.

HOW DOES THE FUND USE THE INFORMATION IT COLLECTS? The Fund uses all of the Information that it collects (as described above) to provide you with the financial products and services that you request and to fulfill legal and regulatory requirements. The Fund may share your Information with affiliated and unaffiliated persons, including service providers or other third parties that
(i) provide business services to, or on behalf of, the Fund; (ii) facilitate the processing of transactions that you request; (iii) assist the Fund in servicing your account or offering products and services to you. The Fund may disclose your Information when we believe disclosure is required by law or to protect the Fund's rights or property. For example, we may disclose your Information for audit or research purposes, to attorneys or other professionals, or to law enforcement and regulatory agencies. The Fund also may share personal information with your designated agent or other parties that you authorize.

HOW DOES THE FUND PROTECT YOUR INFORMATION? The Fund restricts access to your Information to those persons that need the Information to perform the services described above. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard your Information.

WHO DOES THIS PRIVACY NOTICE APPLY TO? This privacy notice applies to individual shareholders (and former shareholders) who use the Fund primarily for personal, family or household purposes. The examples contained in this privacy notice are illustrations and are not intended to be comprehensive. This notice complies with recently enacted federal law and SEC regulations regarding privacy. You may have additional rights under other foreign or domestic laws that may apply to you.

WHO SHOULD I CONTACT IF I WANT MORE INFORMATION? Please contact the Fund at 888-456-9518 if you have any questions regarding this privacy policy.

================================================================================

================================================================================
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                               GKM Advisers, LLC
                          11150 Santa Monica Boulevard
                                   Suite 850
                         Los Angeles, California 90025

                              SHAREHOLDER SERVICES
                         (888) GKM-9518 (888) 456-9518

                              FOR MORE INFORMATION
     ======================================================================


Several additional sources of information are available to you upon request. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. The Fund publishes annual and semi-annual reports that contain additional information on the Fund's investments. The annual report contains management's discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


Call the Fund at (888) 456-9518 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       Investment Company Act #811-10529

--------------------------------------------------------------------------------
================================================================================

                                GKM GROWTH FUND
                            MUTUAL FUND APPLICATION
  This application will open any type of account except an IRA and 403(b)(7). Please complete all information exactly as you wish it to appear on the account.

1  REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

[ A ] / / Individual or / / Joint Tenants __________________________________________________________________________________


      Social Security Number _________-_____-________ Date of Birth_________________________________________________________


      Joint Owner Name (if any) ____________________________________________________________________________________________
                                    (Joint Tenancy is assumed unless otherwise specified)

      Social Security Number _________-_____-________ Date of Birth_________________________________________________________


[ B ] / / Gift to a Minor   Custodian's Name _______________________________________________________________as custodian for
                                             (PLEASE DESIGNATE ONLY ONE CUSTODIAN AND ONE MINOR PER ACCOUNT)

      Minor's Name ___________________________________________________ Minor's Social Security Number ________-_____-_______

      Custodian's State of Residence _________________________________ Minor's Date of Birth _______________________________


      Custodian's Social Security Number _____________________________ Custodian's Date of Birth ___________________________


[ C ] / / Trust   Trustee(s)' Name _________________________________________________________________________________________

      Name of Trust ____________________________________________________ Date of Agreement__________________________________

      Taxpayer Identification Number ___________________________________

[ D ] / / Corporation / / Partnership / / Other

      Entity Name ________________________________________________ Social Security Number ________-_____-_______
                                                                   (If sole Proprietor)
      Taxpayer Identification Number____________-_______________________________
      (If other entity)

      CORPORATIONS,  TRUSTS AND  PARTNERSHIPS  REQUIRE  COMPLETION  OF THE  RESOLUTION SECTION ON THE BACK OF THIS FORM.
============================================================================================================================

2  YOUR ADDRESS

   Street Address ______________________________________________________________________ Phone Number ______________________

   City __________________________ State ________ Zip ________ Fax Number _______________ E-mail Address ___________________

============================================================================================================================

3  YOUR INVESTMENT

   Please make checks payable to GKM Growth Fund ($1,000 minimum)

   / / Check enclosed $ ________________ / / Wired from Bank $ ________________ Date _____________ Wire Number _____________

============================================================================================================================

4  DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

  (If no choice is made, dividends and capital gains will be reinvested.)

   INCOME DIVIDENDS / / reinvested / / paid in cash             CAPITAL GAINS DISTRIBUTIONS / / reinvested / / paid in cash

============================================================================================================================

5  TELEPHONE REDEMPTIONS

   You may redeem  shares,  subject to the  limitations  set forth in the  Prospectus,  from your account  simply by calling
   Ultimus Fund Solutions. Please check the box below to establish the Telephone Redemption Service.

   / / I want Telephone Redemption Service.

============================================================================================================================

6  WIRE REDEMPTIONS

   I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

   Bank Name ____________________________________________________ Bank Account Number ______________________________________

   Bank Transit/ABA No. _________________________________________ Bank Telephone Number ____________________________________

   Name(s) in which bank account is Registered _____________________________________________________________________________

   o  A  signature  guarantee  will be  required  if your bank  registration  does not match  your GKM Growth  Fund  account registration. Please review the rules for signature guarantees in the Prospectus.

============================================================================================================================

                                     ANY QUESTIONS? PLEASE CALL TOLL-FREE (888) 456-9518


7  OTHER INFORMATION

   Employer Name ___________________________________________ U.S. Citizen?  / / Yes  / / No ________________________________
                                                                                               (IF NO, INDICATE COUNTRY)

   Employer Address ________________________________________ Are you an associated person of an NASD member? / / Yes  / / No

   Occupation ______________________________________________ _______________________________________________________________
                                                             Mother's Maiden Name (for identification purposes)

============================================================================================================================

8  AUTOMATICE INVESTMENT PLAN.  A VOIDED CHECK MUST BE ATTACHED.

   Bank Name ________________________________________________________ Bank Address _________________________________________

   Bank Transit/ABA No. _____________________________________________ My Account No. _______________________________________
                                       (NINE DIGITS)

   Select Monthly deposit (minimum $100) amount and day:

   / / 1st of the month (or next business day)  / / 15th of the month (or next business day)  $ __________ Amount of Deposit

   The Automatic Investment Plan is a convenient way to purchase shares automatically or at your discretion.  The GKM Growth
   Fund will transfer  money from your bank account to your GKM account.  Please note savings  accounts are not eligible for this service. We will send confirmation of your purchase through the Automatic Investment Plan; please wait 3 weeks after receiving notice before using the service.

============================================================================================================================

9  SIGNATURE                                                          GKM GROWTH FUND
   Please sign application, enclose your check and mail to:           P.O. BOX 46707
                                                                      CINCINNATI, OH 45246-0707

   I/we are of legal age and have full authority to purchase  shares in the GKM Growth Fund. I/we have received and read the current Prospectus, agree to its terms and understand that by signing below (a) I/We hereby ratify all instructions given on this account and agree that neither the Fund nor Ultimus Fund Solutions,  LLC nor their  affiliates will be liable for any loss, cost or expense for acting upon such instructions (by telephone or writing) believed by it to be genuine and in accordance  with the  procedures  described in the  Prospectus,  and (b) as required by Federal Law,  I/We certify  under
   Penalties of Perjury (1) that the Social Security or Taxpayer  Identification Number provided herein is correct, (2) that the IRS has never notified me/us that I/we are subject to backup withholding,  and (3) I/we are U.S. persons (including a
   U.S.  resident alien).  (Note: if part (2) of this sentence is not true in your case,  please strike out that part before signing.)

   Owner or Custodian ________________________________________________________  Date _______________________________________

   Joint Owner (if any) ______________________________________________________  Date _______________________________________

   Corporate Officers or Trustees (Please complete certification.)

   Signature _________________________________________  Title ___________________________________ Date _____________________

   Signature _________________________________________  Title ___________________________________ Date _____________________

   COMPLETE THE CERTIFICATION BELOW ONLY IF YOU ARE A CORPORATION, PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

   I hereby certify:  i) that I am the duly qualified _____________ of ___________________, a _______________ duly organized and existing under the laws of ______________________________________.

   OR                                                                                                             CORPORATE
                                                                                                                     SEAL
   ii(that _______________________________________ is (are) the currently acting

   [trustees(s)] [partner(s)] of _______________________________________________

   That all actions by  shareholders,  directors,  trustees,  partners,  and other bodies  necessary to execute the Purchase
   Application and establish an account with the GKM Growth Fund have been taken, and further

   That the following officer(s) or trustee(s) are, and until further notice to the GKM Growth Fund will be, duly authorized and empowered to purchase, sell, assign, transfer and withdraw securities and funds from the account established hereby.

   Name ______________________________________ Title _______________________________ Signature _____________________________

   Name ______________________________________ Title _______________________________ Signature _____________________________

   Signature of certifying officer _________________________________________________ Date __________________________________

============================================================================================================================


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government  fight the funding of terrorism and money laundering  activities,  Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address,  date of birth, and other information that will allow us to identify you.We may also ask to see your driver's license or other identifying documents.

Please remember that any documents or information we gather in the verification process will be maintained in a confidential manner.

Thank you for investing with us.


                                 GKM GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GKM Growth Fund dated December 1, 2003. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2003 (the "Annual Report"). A free copy of the Prospectus or the Annual Report can be obtained by writing to The GKM Funds at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246 or by calling 1-888-456-9518.


TABLE OF CONTENTS                                                           PAGE
================================================================================
DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
     CONSIDERATIONS............................................................2

INVESTMENT LIMITATIONS.........................................................5

THE INVESTMENT ADVISER ........................................................8

TRUSTEES AND OFFICERS..........................................................9

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................12

DETERMINATION OF NET ASSET VALUE..............................................14

INVESTMENT PERFORMANCE........................................................15

ADDITIONAL TAX INFORMATION....................................................17

PROXY VOTING POLICIES AND PROCEDURES..........................................19

PRINCIPAL SECURITY HOLDERS....................................................19

CUSTODIAN.....................................................................19

FUND SERVICES.................................................................19

ACCOUNTANTS...................................................................20

DISTRIBUTOR...................................................................20

FINANCIAL STATEMENTS..........................................................20

APPENDIX A -PROXY VOTING POLICIES AND PROCEDURES..............................21

DESCRIPTION OF THE TRUST AND THE FUND


     The GKM Growth Fund (the "Fund") was organized as a diversified series of The GKM Funds (the "Trust") on October 2, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is GKM Advisers, LLC (the "Adviser").


     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

A. EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs).

B. REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

C. OPTION TRANSACTIONS - The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

D. LOANS OF PORTFOLIO SECURITIES - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets.

E. SHORT SALES - The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER


     The Fund's investment adviser is GKM Advisers, LLC, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025 (the "Adviser"). Jed M. Cohen owns all outstanding interests in the Adviser, and therefore is deemed to control the Adviser.

     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the trustees who are not interested persons of the Trust (the "Independent Trustees"), 12b-1 expenses and extraordinary expenses. As compensation for its management services, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of the average daily net assets of the Fund. During the fiscal year ended July 31, 2003 and the fiscal period ended July 31, 2002, the Fund paid fees of $143,046 and $20,951, respectively, to the Adviser.

     Unless sooner terminated, the Management Agreement shall continue in effect until August 20, 2005, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Management Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Management Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 and the rules thereunder.


     The Management Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.


     The Adviser retains the right to use the name "GKM" in connection with any other investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "GKM" automatically ceases upon termination of the Management Agreement and may be withdrawn by the Adviser on ninety days' written notice.


     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Evaluation of Management Agreement by the Board of Trustees
-----------------------------------------------------------

     On May 13, 2003, the Board of Trustees, including those Independent Trustees present at the meeting, by vote cast in person, unanimously approved, subject to shareholder approval, the Management Agreement.

     In making the determination to recommend approval of the Management Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the Management Agreement would be in the best interests of the Fund and its shareholders. The Board of Trustees considered information about, among other things:

     o the operation of the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the
          Fund), resources and investment process;

     o    the terms of the Management Agreement;

     o the scope and quality of the services that the Adviser has been providing to the Fund;

     o the investment performance of the Fund compared to similar funds managed by other investment advisers over various periods;

     o the management fee rates payable by the Fund compared to similar funds managed by other investment advisers; and

     o the total expense ratio of the Fund compared to similar funds managed by other investment advisers.

     After carefully considering the information described above, the Trustees, including those Independent Trustees present at the meeting, unanimously voted to approve the Management Agreement and to recommend that the Fund's shareholders vote to approve the Management Agreement. Shareholders of the Fund approved the Management Agreement on August 20, 2003.


TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.


     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The

Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.


     The Trustees and officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                              POSITION(S)       PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF           HELD WITH       PAST 5 YEARS AND DIRECTORSHIPS OF    OVERSEEN BY
        NAME, ADDRESS AND AGE             TIME SERVED            TRUST                 PUBLIC COMPANIES               TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:

*Timothy J. Wahl (age 38)                    Since             President      President, Director and Investment         1
11150 Santa Monica Boulevard              October 2001        and Trustee     Committee Member of GKM Advisers,
Suite 850                                                                     LLC.  From January 2000 to July
Los Angeles, California 90025                                                 2003, President and Investment
                                                                              Committee member of GKM Advisers,
                                                                              Inc.  Prior to January 2000, sole
                                                                              proprietor of Wahl Financial
                                                                              (investment advisory firm).


Independent Trustees:

Darrin F. DelConte (age 37)                  Since              Trustee       Executive Vice President of                1
11150 Santa Monica Boulevard             December 2001                        Pacific Marine Maintenance Co.
Suite 850                                                                     (marine maintenance company).
Los Angeles, California 90025                                                 From October 1998 to November
                                                                              1999, West Coast Regional Manager
                                                                              of Knight Transportation.


Christopher M. Leggio (age 37)               Since              Trustee       Vice President of Mark Christopher         1
11150 Santa Monica Boulevard               June 2002                          Auto Center (automobile
Suite 850                                                                     dealership).  Director of Golden
Los Angeles, California 90025                                                 State Business Bank.


Nicholas G. Tonsich  (age 42)                Since              Trustee       Partner in Glaser, Tonsich and             1
11150 Santa Monica Boulevard             December 2001                        Brajevich LLP (law firm).
Suite 850
Los Angeles, California 90025

Executive Officers:

Robert G. Dorsey (age 46)                    Since          Vice President    Managing Director of Ultimus Fund
135 Merchant Street, Suite 230           December 2001                        Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC.  Prior to March
                                                                              1999, President of Countrywide
                                                                              Fund Services, Inc. (mutual fund
                                                                              services company)

                                       10

Mark J. Seger (age 41)                       Since             Treasurer      Managing Director of Ultimus Fund
135 Merchant Street, Suite 230         December 2001                          Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC.  Prior to March
                                                                              1999, First Vice President of
                                                                              Countrywide Fund Services, Inc.



David L. Kahn (age 45)                       Since             Secretary      Operations Manager of GKM
11150 Santa Monica Boulevard              October 2001                        Advisers, LLC.  From January 2000
Suite 850                                                                     to July 2003, Branch Manager with
Los Angeles, California 90025                                                 Gerard Klauer & Mattison & Co.,
                                                                              Inc. (broker-dealer).  From July
                                                                              1999 to January 2000, Assistant
                                                                              with Wahl Financial.  Prior to
                                                                              July 1999, trader with Crowell
                                                                              Weedon (broker-dealer).

* Timothy J. Wahl is an affiliated person of GKM Advisers, LLC, the Fund's investment adviser, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. DelConte, Leggio and Tonsich are the members of the Audit Committee. The Audit Committee held one meeting during the fiscal year ended July 31, 2003. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2002.

                              Dollar Range of             Aggregate Dollar
                             Fund Shares Owned      Range of Shares of All Funds
Name of Trustee                  by Trustee             Overseen by Trustee
--------------------------------------------------------------------------------
Timothy J. Wahl               $50,000-$100,000            $50,000-$100,000
Independent Trustees:
Darrin F. DelConte            $10,000-$50,000             $10,000-$50,000
Christopher M. Leggio         $50,000-$100,000            $50,000-$100,000
Nicholas G. Tonsich                 None                        None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $1,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides the amount of compensation paid by the Fund during the fiscal year ended July 31, 2003 to each of the Trustees:

                                                                                                    Total Compensation
                                         Aggregate             Pension or       Estimated Annual      Paid for Service
                                   Compensation Paid for       Retirement         Benefits Upon        to the Fund and
Trustee                             Service to the Fund     Benefits Accrued       Retirement           Fund Complex
--------------------------------------------------------------------------------------------------------------------------
Timothy J. Wahl                             None                  None                None                  None

Darrin F. DelConte                         $1,000                 None                None                 $1,000

Christopher M. Leggio                      $1,000                 None                None                 $1,000

Nicholas G. Tonsich                        $1,000                 None                None                 $1,000

PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. During the fiscal year ended July 31, 2003 and the fiscal period ended July 31, 2002, the Fund paid brokerage commissions of $6,610 and $8,147, respectively.


     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.


     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions. However, an affiliate may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

     The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

     The Management Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     Prior to July 3, 2003, the Adviser was affiliated with Gerard Klauer Mattison & Co., Inc. During the fiscal year ended July 31, 2003 and the fiscal period ended July 31, 2002, the Fund paid brokerage commissions to Gerard Klauer Mattison & Co., Inc. of $550 and $5,230, respectively. During the fiscal year ended July 31, 2003, Gerard Klauer Mattison & Co., Inc. received 8.3% of the Fund's aggregate brokerage commissions for effecting 10% of the aggregate dollar amount of transactions involving brokerage commissions.


     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities readed in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.


     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." Average annual total return, as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)^n = ERV

Where:    P =       a hypothetical $1,000 initial investment
          T =       average annual total return
          n =       number of years
          ERV =     ending  redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The table below shows the Fund's average annual total returns for periods ended July 31, 2003:

                                                            Since Inception
                                            One Year      (December 28, 2001)
                                            --------      -------------------
Return Before Taxes                          14.25%              -1.39%
Return After Taxes on Distributions          14.25%              -1.39%
Return After Taxes on Distributions
     and Sale of Fund Shares                  9.26%              -1.18%

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be a cumulative total return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund for the period since inception (December 28, 2001) to July 31, 2003 is -2.20%. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any past performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

ADDITIONAL TAX INFORMATION


     The Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2003, the Fund had capital loss carryforwards of $2,590, which expire on July 31, 2011. In addition, the Fund had net realized capital losses of $236,452 during the period November 1, 2002 through July 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending July 31, 2004. The capital loss carryforward and "post-October" losses may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during the 120-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.


PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures. The Trust's policies delegate the responsibility of voting Fund proxies to the Adviser. The Adviser's Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Fund's portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.


PRINCIPAL SECURITY HOLDERS


     As of November 17, 2003, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 60.7% of the outstanding shares of the Fund. Charles Schwab & Co., Inc., a Delaware corporation, may be deemed to control the Fund because it owns of record more than 25% of the Fund's outstanding shares.

     As of November 17, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially 1.5% of the outstanding shares of the Fund.


CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Adviser a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee received is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Adviser pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.



ACCOUNTANTS


     The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the Fund's independent public accountants for the fiscal year ending July 31, 2004. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Tait, Weller & Baker, are incorporated herein by reference to the Annual Report of the Fund dated July 31, 2003.

                                                                      Appendix A

                                  THE GKM FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES
                             (ADOPTED JUNE 25, 2003)

     Pursuant to rules established by the Securities and Exchange Commission (the "Commission"), under the Investment Company Act of 1940, as amended, the Board of Trustees of The GKM Funds (the "Trust") has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the "Funds").

     Each Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

     In general, the Board of Trustees of the Trust believes that each Fund's investment adviser (the "Adviser"), which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

     In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Audit Committee of the Board of Trustees to enable the Committee to make a voting decision. When the Audit Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust's toll-free telephone number at (888) 456-9518, and will be made available on the Commission's website at http://www.sec.gov. The Trust will send a copy of the Trust's Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

                                GKM ADVISERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                             (ADOPTED JUNE 25, 2003)

     Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless
(i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

     In order to fulfill its responsibilities under the Act, GKM Advisers, LLC (hereinafter "we," "us" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES
--------------

     The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

     Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

     Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

     Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

     Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS
----------------

     We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

     No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

     In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. Such circumstances may include, but are not limited to, situations where we or one or more of our affiliates, including officers members and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. We shall periodically inform our employees that they are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of our business, and to bring conflicts of interest of which they became aware to the attention of our managing members. We shall not vote proxies relating to such issuers on behalf of our client accounts unless we have determined that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence our decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If we determine that a conflict of interest is not material, we may vote proxies notwithstanding the existence of a conflict. If the conflict is determined to be material, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES
----------------------------------

ELECTION OF THE BOARD OF DIRECTORS

     We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

     The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

APPROVAL OF INDEPENDENT AUDITORS

     We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

     We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

EQUITY-BASED COMPENSATION PLANS

     We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

     1.   Requiring senior executives to hold stock in a company.
     2. Requiring stock acquired through option exercise to be held for a certain period of time.
     3.   Using restricted stock grants instead of options.
     4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

     While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

     1.   Annual option grants that would exceed 2% of outstanding shares.
     2. Ability to issue options with an exercise price below the stock's current market price.
     3.   Automatic share replenishment ("evergreen") feature.
     4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.
     5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

     These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

CORPORATE STRUCTURE

     We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

     Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

     Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

     We will generally support the ability of shareholders to cumulate their votes for the election of directors.

SHAREHOLDER RIGHTS PLANS

     While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

     We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

     We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CORPORATE AND SOCIAL POLICY ISSUES

     We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

     We generally vote against these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

CLIENT INFORMATION
------------------

     A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling (310) 268-2600, and on our website at http://www.gkmadvisers.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

THE GKM FUNDS

PART C:  OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  ARTICLES  OF   INCORPORATION.   Agreement  and   Declaration  of  Trust  is
     incorporated herein by reference to Registrant's initial Registration Statement filed on October 11, 2001.

(b) BY-LAWS. By-laws are incorporated herein by reference to Registrant's initial Registration Statement filed on October 11, 2001.

(c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. None (other than in the Declaration of Trust and By-laws of the Registrant)


(d) INVESTMENT ADVISORY CONTRACTS. Management Agreement with GKM Advisers, LLC is filed herewith.


(e)  UNDERWRITING CONTRACTS.
     (i) Distribution Agreement with Ultimus Fund Distributors, LLC is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.
     (ii) Sub-Distribution Agreement with Ultimus Fund Distributors, LLC and Quasar Distributors, LLC is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.

(f)  BONUS OR PROFIT SHARING CONTRACTS. None

(g) CUSTODIAN AGREEMENTS. Custody Agreement with US Bank, N.A. (formerly Firstar Bank, N.A.) is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.

(h)  OTHER MATERIAL CONTRACTS. None

(i)  LEGAL OPINION.
     (i) Opinion of Thompson Hine LLP is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.
     (ii) Consent of Thompson Hine LLP is filed herewith.

(j)  OTHER  OPINIONS.   Consent  of  Independent  Public  Accountants  is  filed
     herewith.

(k)  OMITTED FINANCIAL STATEMENTS. None

(l)  INITIAL   CAPITAL   AGREEMENTS.   Letters  of  Initial   Shareholders   are
     incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.

(m)  RULE 12B-1 PLAN. None

(n)  RULE 18F-3 PLAN. None

(o)  RESERVED.

(p)  CODES OF ETHICS.


     (i)  Code of Ethics of Registrant and GKM Advisers, LLC is filed herewith.


     (ii) Code of Ethics of Ultimus Fund Distributors, LLC is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.


(q) POWERS OF ATTORNEY of the Registrant and the officers and Trustees of the Registrant, and a Certificate with respect thereto, are incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 27, 2002.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION

     Article  VI  of  the   Registrant's   Declaration  of  Trust  provides  for
indemnification of officers and Trustees as follows:

SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     Paragraphs 8 and 9 of the Registrant's Distribution Agreement with Ultimus Fund Distributors, LLC provides for indemnification as follows:

8.   Indemnification of Trust.
     -------------------------

     Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) and reasonable attorneys' fees reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. Distributor likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The Distributor will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. The term "expenses" for purposes of this paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Distributor's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

9.   Indemnification of Distributor.
     -------------------------------

     The Trust agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. The term "expenses" for purposes of this paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with the Trust's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Distributor or each such person may be entitled as a matter of law.

     The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and the Registrant's investment adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


     GKM Advisers, LLC (the "Adviser"), 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025, adviser to The GKM Funds, is a registered investment adviser. The Adviser has engaged in no other business during the past two fiscal years.

     The officers and managing member of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

     Jed M. Cohen (Managing Member of the Adviser)
          o    Investment Committee member of the Adviser since January 2000
          o Senior Managing Director of Gerard Klauer Mattison & Co., Inc. from January 2000 until July 2003

     Timothy J. Wahl (President of the Adviser)
          o    Investment Committee member of the Adviser since January 2000

     Roberta S. Cohen (Secretary and Treasurer of the Adviser)

     The address of each of the above-named persons is 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025.

ITEM 27.  PRINCIPAL UNDERWRITERS


     (a) Ultimus Fund Distributors, LLC ("Ultimus") also acts as the principal underwriter for Hussman Investment Trust, Oak Value Trust, Profit Funds Investment Trust, The Shepherd Street Funds, Inc., UC Investment Trust, Williamsburg Investment Trust and The Arbitrage Funds.

     (b)                        Positions and Offices      Positions and Offices
          Name                       with Ultimus              with Registrant
          ----                       ------------              ---------------
          Robert G. Dorsey    President/Managing Director    Vice President
          Theresa M. Bridge   Vice President                 Assistant Treasurer
          Mark J. Seger       Treasurer/Managing Director    Treasurer
          John F. Splain      Secretary/Managing Director    Assistant Secretary
          Wade R. Bridge      Vice President                 Assistant Secretary
          Steven Nienhaus     Vice President                 None


     The address of each of the above-named persons is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

     (c)  Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 11150 Santa Monica Boulevard, Suite 850, Los Angeles, CA 90025; and/or by the Registrant's administrator, transfer agent and accounting services agent, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246; and/or by the Registrant's custodian, US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

     None

ITEM 30.  UNDERTAKINGS

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 26th day of November, 2003.

                                        THE GKM FUNDS

                                        By: /s/ Donald S. Mendelsohn
                                            ------------------------
                                            Donald S. Mendelsohn
                                            Attorney-in-fact

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                        Timothy J. Wahl*
                                        President and Trustee

                                        Darrin F. DelConte*
                                        Trustee

                                        Nicholas G. Tonsich*
                                        Trustee

                                        Jed M. Cohen*
                                        Trustee

                                        Christopher Leggio*
                                        Trustee

                                        Mark J. Seger*
                                        Treasurer

                                        *By: /s/ Donald S. Mendelsohn
                                             ------------------------
                                             Donald S. Mendelsohn
                                             Attorney-in-fact

                                        November 26, 2003

                                  EXHIBIT INDEX
                                  -------------

1.   Management Agreement with GKM Advisers, LLC......................EX-99.23.d

2.   Consent of Thompson Hine LLP..................................EX-99.23.i.ii

3.   Consent of Independent Public Accountants........................EX-99.23.j

4.   Code of Ethics of Registrant and GKM Advisers, LLC.............EX-99.23.p.i